UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K
                             CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            December 2, 1999
               Date of Report (Date of earliest event reported)

                       SOUND SOURCE INTERACTIVE, INC.
           (Exact name of registrant as specified in its charter)

        Delaware                 0-28604                   95-4264046
(State or other jurisdiction   (Commission              (IRS Employer of
incorporation)                  File Number)            Identification No.)

         26115 Mureau Road, Suite B, Calabasas, California  91302-3126
              (Address of principal executive offices)      (Zip Code)


                                (818) 878-0505
            (Registrant's telephone number, including area code)

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On November 29, 1999, Deloitte & Touche LLP ("D & T") resigned as the principal accountant to audit the Company's financial statements. The reports of D & T on the Company's financial statements for years ended June 30, 1998 and 1999 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to, audit scope, or accounting principles.
D & T's report on the June 30, 1999 financial statements included an explanatory paragraph regarding the Company's ability to continue as a going concern.

During the Company's fiscal years ended June 30, 1999 and June 30, 1998, and the period subsequent to June 30, 1999 preceding D & T's resignation, there was no disagreement between the Company and D & T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of D & T, would have caused D & T to make a reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

By letter dated September 10, 1999 (the "Management Letter"), D & T advised the Company and the Audit Committee of the Company's Board of Directors that in planning and performing their audit for the year ended June 30, 1999, they had noted certain matters involving the Company's internal controls and its operations that they considered to be material weaknesses under standards established by the American Institute of Certified Public Accountants. Material weaknesses involve matters coming to their attention in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. The following material weaknesses were noted in the Management Letter: production and distribution contracts were not evaluated to determine if the related prepaid royalty asset was realizable; and the recoverability of inventory was not adequately evaluated, and the related inventory reserves were not appropriately adjusted as necessary.

The Audit Committee of the Company's Board of Directors discussed each of the material weaknesses described in the Management Letter with D & T. The Company did not disagree with D & T's identification of material weaknesses. The Company has not selected a successor accountant to audit the Company's financial statements. However, the Company has authorized D & T to respond fully to the inquiries of the successor accountant, when selected, regarding the matters addressed in the Management Letter.

D & T has furnished to the Company a letter addressed to the Securities and Exchange Commission concerning the information contained in this 8-K, a copy of which is attached as Exhibit 16.1.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 16.1 Letter from Deloitte & Touche LLP dated December 2, 1999, pursuant to Item 304(a)(3)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Sound Source Interactive, Inc.

                                 By: /s/ Jeffrey Court
                                     -------------------------------
                                      Jeffrey Court, Vice President of
                                      Finance and Acting Chief
                                      Financial Officer


Date: December 2, 1999